UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:	November 12, 2004
Date of earliest event reported:	November 12, 2004

FULTON FINANCIAL CORPORATION
(Exact Name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-10587 Commission File No.	23-2195389 (IRS Employer Identification Number)
One Penn Square, P.O. Box 4887, Lancaster, PA (Address of principal executive offices)		17604 (Zip Code)

Registrant's telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

     |  |     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |  |     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |  |     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure and

Item 8.01.     Other Event of Importance to Shareholders

     Fulton announced today that it entered into an accelerated share repurchase program with Bear Stearns International Limited. Pursuant to the accelerated share repurchase, Fulton repurchased one million shares of its common stock on November 11, 2004. The accelerated share repurchase program allowed Fulton to purchase the shares immediately from Bear Stearns, and Bear Stearns may cover its position by purchasing the shares in the open market. The repurchase is further described in the press release, attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

          (c) Exhibits

               99.1     Press Release, dated November 12, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION
Date: November 12, 2004	By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer